UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 20, 2025, the Company’s management, upon the recommendation of the Audit Committee of the Board of Directors (the “Audit Committee”), concluded that the Company’s previously issued unaudited financial statements as of and for the three months ended March 31, 2025, should no longer be relied upon due to misstatements that are described below, and it should be noted that these misstatements relate only to non-cash accounts on the previously issued unaudited financial statements, and that the Company will restate such financial statements to make necessary corrections.

Subsequent to filing its Quarterly Report on Form 10-Q for the three months ended March 31, 2025, the Company determined that, as of and for the three months ended March 31, 2025, (1) certain assumptions used to calculate fair value for certain convertible notes held by third parties that are being accounted for at fair value were not appropriate at the date the convertible notes were issued and (2) the fair value of these convertible notes were not adjusted to fair value upon conversion, resulting in an understatement of the following non-cash accounts - additional paid-in capital and non-operating expenses, which were determined to be material. As a result of these material misstatements, the Company will restate previously issued financial statements for the period referenced above, in accordance with ASC 250, Accounting Changes and Error Corrections in an amendment to the previously filed Quarterly Report on Form 10-Q for the three-months ended March 31, 2025.

The Company determined that these errors were the result of a material weakness in internal control over financial reporting that was previously reported in management’s report on internal control over financial reporting as of December 31, 2024 in Part II, Item 9A, “Controls and Procedures” on Form 10-K originally filed with the Securities and Exchange Commission on April 15, 2025.

The Audit Committee discussed the basis for the restatement and matters described in this report with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	June 25, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman